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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) January 12, 1999


                                  REGENCY BANCORP
               (Exact name of registrant as specified in its charter)




           California                  000-23815             77-0378956
  (State or other jurisdiction     (Commission File        (IRS Employer
       of incorporation)                Number)          Identification No.)


7060 N. Fresno, Fresno, California                                  93720
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                   Not Applicable
           (Former name or former address, if changed since last report).




                                                               Page 1 of 8 pages


                                                 The Exhibit Index is on Page 4.


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Item 5.   OTHER EVENTS.

          The Registrant issued a press release dated January 12, 1999 announcing record performance for 1998, and reporting net after-tax income of $3.67 million or $1.40 per share for 1998. For the fourth quarter of 1998, the company earned $1.45 million or $0.55 per share. The foregoing is qualified by reference to the press release attached as exhibit 99.1

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

          (99.1)    Press Release dated January 12, 1999


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REGENCY BANCORP




Date:     January 12, 1999              /s/ STEVEN R. CANFIELD
                                        ----------------------
                                        Steven R. Canfield
                                        EVP & CFO


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                                   EXHIBIT INDEX








     Exhibit No.                   Description
     -----------                   -----------
        99.1           Press Release dated January 12, 1999







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